UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2013 (February 21, 2013)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its February 21, 2013 meeting, the Executive Compensation Committee (the “Compensation Committee”) of the Board of Directors of Tredegar Corporation (the “Corporation”) approved several items relating to compensatory arrangements with its named executive officers.  The details of these approvals are outlined below.

2013 Short-Term Incentive Plan

The Compensation Committee approved an annual cash incentive plan applicable to the Corporation’s executive officers and certain other key employees (the “2013 Incentive Plan”).

The 2013 Incentive Plan is intended to reward each participant based on the attainment of specific 2013 financial performance targets tied to 2013 working capital as a percent of sales (“WC%S”), which is weighted at 30%, and 2013 earnings before interest and taxes (“EBIT”), which is weighted at 70%.  The WC%S or EBIT financial performance metrics must be achieved at least at the threshold level before any incentives can be earned.  The Compensation Committee reviewed the annual financial targets for the 2013 Incentive Plan as part of its review and approval of the 2013 Incentive Plan.

The following short-term incentive opportunities are available under the 2013 Incentive Plan for the named executive officers:

		2013 Short-Term Incentive Opportunities (as a percentage of annual base salary)
Name	Title	Threshold	Target	Maximum
Nancy M. Taylor	President and CEO	22.5%	90%	180%
Duncan A. Crowdis	VP and Pres., Aluminum Extrusions	11.25%	45%	90%
A. Brent King	VP, General Counsel and Secy.	12.50%	50%	100%
Kevin A. O’Leary	VP, CFO and Treasurer	13.75%	55%	110%

2013 Long-Term Incentive Awards

The Compensation Committee approved the grants of performance stock units, restricted stock awards and nonstatutory stock options in the amounts set forth below under the Amended and Restated 2004 Equity Incentive Plan (the “Equity Plan”) to each of the named executive officers.

Name	Title	2013 Performance Stock Units	2013 Restricted Stock	2013 Stock Options
Nancy M. Taylor	President and CEO	26,600	22,000	50,700
A. Brent King	VP, General Counsel and Secy.	6,800	5,600	12,900
Kevin A. O’Leary	VP, CFO and Treasurer	8,100	6,700	15,400
Duncan A. Crowdis(1)	VP and Pres., Bonnell Aluminum	-0-	-0-	-0-

(1) As the Corporation has previously announced, Mr. Crowdis intends to retire on June 1, 2013.  As a result, the Compensation Committee did not make any long-term incentive grants or awards to Mr. Crowdis.

The Compensation Committee established financial performance targets for the performance stock unit awards tied to the Corporation’s 2015 consolidated economic profit added (“EPA”).  The performance stock units may be earned by the named executive officers based on achievement of specific EPA performance targets.  For a definition of EPA, see “Compensation Discussion and Analysis - Elements of 2011 Compensation - Annual Incentives” in the Corporation’s definitive proxy statement on Schedule 14A, filed April 2, 2012.  The performance stock unit awards were made pursuant to the terms of the Equity Plan and are subject to the terms of the Notice of Stock Unit Award and Stock Unit Award Terms and Conditions, substantially in the form filed as Exhibit 10.1 hereto.

The restricted stock award becomes vested and nonforfeitable on the third anniversary of the date of grant (i.e., February 21, 2016).  Upon the issuance of the shares on the date of grant, the named executive officer will be entitled to vote the shares and will be entitled to receive, free of all restrictions, ordinary cash dividends.  The restricted stock awards were made pursuant to the terms of the Equity Plan and are subject to the terms of the Notice of Stock Award and Stock Award Terms and Conditions, substantially in the form filed as Exhibit 10.2 hereto.

The stock options have an option price equal to the closing price of shares of the Corporation’s common stock as reported on the New York Stock Exchange composite tape on the date of grant (i.e., February 21, 2013) and have a term of ten years.  The options vest in four equal annual installments on each of the first four anniversaries of the date of grant.  The grants of options were made pursuant to the terms of the Equity Plan and are subject to the terms of the Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions, substantially in the form filed as Exhibit 10.3 hereto.

2013 Executive Officer Base Salaries

The Compensation Committee approved the following base salary increases for the named executive officers:

Name	Merit Increase Percentage	Base Salary Following Increase
Nancy M. Taylor	2.0%	$733,278
Duncan A. Crowdis	2.0%	$308,183
A. Brent King	3.5%	$324,139
Kevin A. O’Leary	5.0%	$350,320

2012 Short-Term Incentive Plan

In 2012, the Compensation Committee approved an annual cash incentive plan applicable to the Corporation’s executive officers and certain other key employees (the “2012 Incentive Plan”).  Incentives were to be paid out under the 2012 Incentive Plan only if financial performance targets were met and individual objectives were achieved.

For 2012, consolidated EBIT of the Corporation was between threshold and target levels under the 2012 Incentive Plan, and the Corporation’s WC%S was at the target level, which led to payouts to the named executives, other than Mr. Crowdis, in amounts between the executive’s threshold and target annual incentive opportunities.  The payouts to Ms. Taylor and Messrs. O’Leary and King (the corporate named executive officers) were based on straight line interpolation between their threshold and target annual incentive opportunities.  Mr. King received an additional allocation from the annual incentive pool in the amount of $20,000 in recognition of his performance in 2012, including with respect to the Corporation’s acquisition of AACOA, Inc. and divestiture of Falling Springs, LLC (such additional $20,000 is included in the table below).  The additional bonus amount paid to Mr. King was allocated from the annual incentive pool, as additional awards were made available to certain participants under the terms of the 2012 Incentive Plan when individual performance multipliers for participants in the 2012 Incentive Plan were less than 100%.  The amounts paid to Messrs. O’Leary and King were determined based on the incentive formula for financial performance and the Chief Executive Officer’s assessment of their performance relative to their individual goals and objectives.  The amount paid to Ms. Taylor was determined based on the incentive formula for financial performance and the Compensation Committee's assessment of Ms. Taylor’s performance relative to her individual goals and objectives.

For 2012, Bonnell Aluminum’s EBIT, which exceeded the Division’s business plan goals established for 2012, was between target and maximum levels under the 2012 Incentive Plan and its WC%S was at the maximum level, which led to a payout to Mr. Crowdis in an amount based on a straight line interpolation between his target and maximum annual incentive opportunity.  The amount paid to Mr. Crowdis was determined based on the incentive formula for financial performance and the Chief Executive Officer’s assessment of Mr. Crowdis’ performance relative to his individual goals and objectives.

The Compensation Committee approved the following incentive payments under the 2012 Incentive Plan for the following named executive officers:

Name	Title	Percent of Salary	Dollar Value
Nancy M. Taylor	President and CEO	63%	$450,000.00
Duncan A. Crowdis	VP and Pres., Aluminum Extrusions	75%	$225,103.31
A. Brent King	VP, General Counsel and Secy.	44%	$138,794.68
Kevin A. O’Leary	VP, CFO and Treasurer	42%	$139,211.12

2012 Performance Stock Units

The Compensation Committee previously awarded performance stock units to the named executive officers that were tied to the Corporation’s EPA performance in 2014, as described in the Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2012.  On February 21, 2013, the Compensation Committee revised the threshold and target goals for 2014 to take into account the Corporation’s acquisition of AACOA, Inc. (on October 1, 2012) and the Corporation’s sale of Falling Springs, LLC (on November 20, 2012).  As a result the Compensation Committee decreased the threshold EPA goal in 2014 by 1.8% and the target EPA goal in 2014 by 2.2%.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Notice of Stock Unit Award and Stock Unit Award Terms and Conditions.

10.2	Form of Notice of Stock Award and Stock Award Terms and Conditions.

10.3	Form of Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: February 27, 2013	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Notice of Stock Unit Award and Stock Unit Award Terms and Conditions.

10.2	Form of Notice of Stock Award and Stock Award Terms and Conditions.

10.3	Form of Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions.